                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 16, 2004

                             SmartServ Online, Inc.
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      (Exact Name of Registrant as Specified in its Charter)

               Delaware              0-28008                13-3750708
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(State or Other                    (Commission           (I.R.S. Employer
Jurisdiction of Incorporation     File Number)           Identification No.)
or Organization)

2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania       19462
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02 Results of Operations and Financial Condition

On  November  16,  2004,  the  Company  issued a press  release  announcing  its unaudited  financial  results for the third quarter ended  September 30, 2004. A copy of the press  release is  attached  to this  Report as Exhibit  99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.    Description

99.1           Press  Release dated  November 16, 2004,  regarding the unaudited financial results for the third quarter ended September 30, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SMARTSERV ONLINE, INC.

Dated:  November 16, 2004                   By: /s/ Robert M. Pons
                                            Robert M. Pons,
                                            Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.     Description

99.1           Press  Release dated  November 16, 2004,  regarding the unaudited financial results for the third quarter ended September 30, 2004.